                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 10, 2003



                             HELMERICH & PAYNE, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                             1-4221                       73-0679879
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(State or other                 (Commission File               (I.R.S. Employer
jurisdiction of                      Number)                    Identification
incorporation)                                                      Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                   74114
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(Address of principal executive offices)                     (Zip Code)


                                 (918) 742-5531
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



                               Page 1 of 2 Pages.



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Item 5.  Other Events and Regulation FD Disclosure.

On June 10, 2003, Helmerich & Payne, Inc. issued the following press release:

             "H & P ANNOUNCES ADDITIONAL FLEXRIG(TM)* CONSTRUCTION

TULSA, OK., - Helmerich & Payne, Inc. announced today that the 25th FlexRig3 will be completed later this month, and that the Company's Board of Directors has approved the construction of an additional seven FlexRig3s. Beginning in July, the Company intends to complete one FlexRig3 every 30 to 45 days at an average cost of approximately $10,750,000 per rig.

Helmerich & Payne President and CEO, Hans Helmerich, commented, 'Given the tremendous acceptance of the FlexRig3 technology and the continued strengthening of the U.S. land rig market, we are pleased to announce the extension of our FlexRig3 construction project. The FlexRig3 program has exceeded our expectations in many ways. Even in a soft market, each of the 25 new rigs has experienced full utilization at premium dayrates. We have achieved cost reductions in the program's assembly, start-up, and daily operations. Customers have been pleased with the rig's ability to lower their overall project costs with reduced drilling time and faster rig moves, all within an improved safety environment. We are encouraged that as industry rig counts and dayrates strengthen, our investors will see enhanced returns from our commitment to this unique effort. Upon completion in the Spring of 2004, the Company will have constructed a total of 50 FlexRigs since 1998.'

Helmerich & Payne, Inc. (HP/NYSE) is a contract drilling company that owns 82 U.S. land rigs, 12 U.S. platform rigs located in the Gulf of Mexico, and 31 international land rigs, or a total of 125 rigs. Of the 113 total land rigs owned by the Company, 43 are H&P-designed FlexRigs.

The information disclosed herein includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by H&P from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, H&P's actual results may differ materially from those indicated or implied by such forward-looking statements.

* FlexRig(TM)hereinafter referred to as FlexRig"


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      HELMERICH & PAYNE, INC.
                                            (Registrant)


                                      By:   /S/ Douglas E. Fears
                                          -------------------------------------
                                          Name:   Douglas E. Fears
                                          Title:     Vice President
Dated:   June 10, 2003


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